Accounts Receivable, Net - Schedule of Accounts Receivable and the Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Accounts Receivable and the Allowance for Credit Losses [Abstract]
Accounts receivable	¥ 53,101	$ 7,413	¥ 76,437
Less: allowance for credit losses	(16,163)	(2,256)	(16,874)	$ (2,356)	¥ (18,616)
Accounts receivable, net	¥ 36,938	$ 5,157	¥ 59,563